UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Allianz Funds Multi-Strategy Trust

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

N/A

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ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway, New York, New York 10019

For proxy information, please call 1-877-361-7967

For account information, please call:

1-800-498-5413 (Institutional Class and Class P)

Dear Shareholder:

On behalf of the Board of Trustees (the “Board” or the “Trustees”) of AllianzGI Real Estate Debt Fund (the “Fund”), a series of Allianz Funds Multi-Strategy Trust (“MST” or the “Trust”), we are pleased to invite you to a special meeting of the shareholders of the Fund to be held at the offices of Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), 1633 Broadway, New York, New York, 10019, on January 4, 2019 at [10:00 a.m.] (Eastern Time), and any adjournment thereof.

As discussed in more detail in the accompanying Proxy Statement, you will be asked to approve the following proposal:

•	An amendment to the Fund’s fundamental investment restriction with respect to industry concentration.

You will also consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board has approved changes to the Fund’s name, investment objective and principal investments and strategies to transition the Fund from its current strategy of investing in short duration real estate-related debt instruments to a new strategy of investing in global floating rate notes (the “New Strategy”). Changes related to the New Strategy are expected to go effective on February 1, 2019. These changes do not require shareholder approval, with the exception of the need to change the Fund’s concentration policy. In this context, the Trustees are proposing to modify the Fund’s existing concentration policy to reflect the changes in the Fund’s investment activity (the “Proposal”). The Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the “1940 Act”) require that every registered investment company include in its registration statement a recital of its policy regarding concentration of investments in a particular industry or group of industries (a “concentration policy”). The staff of the Securities and Exchange Commission (“SEC”) has taken the position that a fund investing more than 25% of its assets in an industry is concentrating in that industry. The Fund currently has a policy to concentrate its investments in the real estate-related sector, meaning that the Fund has adopted a fundamental policy (which may not be changed without shareholder approval) to invest more than 25% of its total assets in the real estate-related sector. In order to allow the Fund to implement the New Strategy, the Trustees are proposing that the shareholders approve a revised concentration policy, under which the Fund will concentrate its investments in the financial services industry.

Your vote is important

After considering the matter, the Board unanimously voted to recommend that shareholders of the Fund vote in favor of the Proposal, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the Proposal and vote. For more information about the issue requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not available to attend the meeting, then please promptly give your voting instructions by telephone or via the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials or, if you have requested a proxy card by mail, you may vote by completing, signing, dating and returning the proxy card in order to avoid the added cost of follow-up solicitations. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on the Notice of Internet Availability of Proxy Materials or your proxy card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call at 1-877-361-7967.

Thank you in advance for your participation in this important vote.

Sincerely,

Angela Borreggine Secretary and Chief Legal Officer

New York, New York

[                ], 2018

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway, New York, NY 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 4, 2019

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the AllianzGI Real Estate Debt Fund (the “Fund”), a series of Allianz Funds Multi-Strategy Trust (“MST” or the “Trust”) will be held at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019, on January 4, 2019, at [10:00 a.m.](Eastern Time), and any adjournment thereof.

As described in the Proxy Statement, the Meeting has been called for the following purposes:

1. To be voted on by all shareholders of the Fund: To approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration, as described in the attached Proxy Statement.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board of Trustees of the Trust has fixed the close of business on December 5, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The proxy is being solicited on behalf of the Board of Trustees of the Trust.

[Date]

By order of the Board of Trustees

Angela Borreggine Secretary and Chief Legal Officer

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, then please give your voting instructions by telephone or via the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials or, if you have requested a proxy card by mail, you may vote by completing, signing, dating and returning the proxy card. Please give your voting instructions or submit your proxy card promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 4, 2019

The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available without charge by following the instructions on your Notice of Internet Availability of Proxy Materials. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated September 30, 2018, including financial reports for the fiscal year ended September 30, 2018. Upon request and without charge, the Fund will furnish each person to whom the Notice of Internet Availability of Proxy Materials or the Proxy Statement is delivered with a copy of these reports. You may obtain copies of these reports without charge by calling 1-800-498-5413 (for Institutional Class and Class P Shares), by writing to the Trust at the address appearing above or on the Fund’s website at us.allianzgi.com.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 4, 2019

AllianzGI Real Estate Debt Fund, a series of

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway, New York, NY 10019

The Board of Trustees (the “Board” or the “Trustees”) of AllianzGI Real Estate Debt Fund (the “Fund”), a series of Allianz Funds Multi-Strategy Trust (“MST” or the “Trust”), is soliciting proxies from the shareholders of the Fund in connection with a special meeting of shareholders (the “Meeting”) of the Fund to be held at the offices of Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), 1633 Broadway, New York, New York 10019, on January 4, 2019, at [10:00 a.m.] (Eastern Time), and any adjournment thereof. The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to shareholders of record as of December 5, 2018 (the “Record Date”) beginning on or about December [        ] , 2018. Upon request and without charge, the Fund will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of the Fund’s latest annual and semi-annual report to shareholders. You may obtain copies of one or more reports without charge by calling 1-800-498-5413 (for Institutional Class and Class P Shares), by writing to the Trust at the address appearing above or on the Fund’s website at us.allianzgi.com.

The Meeting is being called for the following purposes: (1) to approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration (the “Proposal”) and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Section I of this Proxy Statement contains information relating to the Proposal. Section II contains general information about the Trust. Section III contains information about the Meeting and shareholder voting.

I. APPROVAL OF CHANGE TO THE FUND’S CONCENTRATION POLICY

The Trustees are proposing to modify the Fund’s existing concentration policy to reflect a change in the Fund’s investment activity (the “Proposal”). The Trustees have approved changes to the Fund’s name, investment objective and principal investments and strategies to transition the Fund from its current strategy of investing in short duration real estate-related debt instruments to a new strategy of investing in global floating rate notes (the “New Strategy”). Changes related to the New Strategy are expected to go effective on February 1, 2019. These changes do not require shareholder approval, with the exception of the Proposal. The New Strategy aims to better position the Fund for future growth through investments in a broader asset class. The Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the “1940 Act”) require that every registered investment company include in its registration statement a recital of its policy regarding concentration of investments in a particular industry or group of industries (a “concentration policy”). The staff of the Securities and Exchange Commission (“SEC”) has taken the position that a fund investing more than 25% of its assets in an industry is concentrating in that industry. The Fund currently has a policy to concentrate its investments in the real estate-related sector, meaning that the Fund has adopted a fundamental policy (which may not be changed without shareholder approval) to invest more than 25% of its total assets in the real estate-related sector. In order to allow the Fund to implement the New Strategy, the Trustees are proposing that the shareholders approve a revised concentration policy, under which the Fund will instead concentrate its investments in the financial services industry. Pursuant to Section 13(a) of the 1940 Act, the Fund cannot change its concentration policy without authorization by the vote of a majority of its outstanding voting securities.

Under the 1940 Act, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally followed the 25% test described above for determining what constitutes “concentration”.

The proposed amended fundamental investment restriction is as follows:

The Fund may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the financial services industry.

The relevant disclosure in the Fund’s statement of additional information will also be revised to include language substantially similar to the following paragraph, which will specify the meaning of “financial services industry”:

The Fund currently considers the financial services industry to include includes banks, investment managers, brokerage firms, investment banks insurance companies, real estate investment trusts and other companies that provide financial services to consumers or industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

For the avoidance of doubt, the above definition of “financial services industry” will not become part of the Fund’s concentration policy, and may be changed without shareholder approval.

The current fundamental restriction of the Fund with respect to concentrating investments in an industry is as follows:

The Fund may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the real estate-related sector.

The relevant disclosure in the Fund’s statement of additional information specifies the meaning of “real estate-related sector”:

With respect to the Fund’s fundamental investment policy relating to industry concentration, the Fund currently considers the real estate-related sector to include issuers of real estate-related securities. The Fund considers “real estate-related securities” to include, without limitation, commercial mortgage-backed securities, residential mortgage-backed securities, debt and equity securities (including preferred shares) issued by real estate investment trusts and other debt and equity securities of issuers that are principally engaged in the ownership, construction, development, financing, management, servicing, sale and/or leasing of commercial, industrial and/or residential real estate. The specific securities that the Fund may from time to time consider to qualify as “real estate-related securities” will change as markets, technologies and investment practices develop.

The Board recommends that the Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed.

Required Vote

The Proposal requires a vote by the shareholders of the Fund. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (A) 67% or more of the outstanding shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL.

II. TRUST INFORMATION

This section provides certain information about the Trust, including information about the securities ownership of its Trustees and officers, information on its investment manager, principal underwriter and the identity of persons holding more than 5% of the outstanding shares of any class of the Fund.

MST is an open-end management investment company organized in 2008 as a business trust under the laws of The Commonwealth of Massachusetts. MST currently consists of forty-one separate investment series. The address of MST is 1633 Broadway, New York, New York 10019.

[Securities Ownership

As of December 5, 2018, to the best knowledge of the Trust, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

As of December 5, 2018, to the best knowledge of the Trust, each of the Trustees and named executive officers owned less than 1% of the outstanding shares of each class of the Fund.]

Investment Manager

AllianzGI U.S., with principal offices at 1633 Broadway, New York, New York 10019, serves as the investment manager (responsible for advisory and administrative functions) for the Fund.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a distribution contract with the Trust. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

Outstanding Shares and Significant Shareholders

As of December 5, 2018 as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Fund:

Fund Name and Class	Shares Outstanding
AllianzGI Real Estate Debt Fund Institutional Class	[	]
AllianzGI Real Estate Debt Fund Class P	[	]

As of December 5, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

a =	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Trust, as that term is defined in the 1940 Act.

b =	Shares are believed to be held only as nominee.

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned

III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on [December 5, 2018] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The holders of 30% of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the applicable Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. Abstentions and broker non-votes will have the effect of a vote against the Proposal.

Adjournments

In the event that a quorum is not present for purposes of acting on the Proposal for the Fund, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares of the Fund present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on the Proposal.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Fund and officers and employees of AllianzGI U.S., its affiliates and other representatives of the Fund. [The Trust has retained American Stock Transfer & Trust Company, LLC (“AST”) to aid in the solicitation of proxies (the cost should not exceed $1000) and this cost as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) for the Fund will be borne by AllianzGI U.S.]

Methods of Voting

Electronic Voting: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to AST by the Trust, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of the Trust, AllianzGI U.S. or its affiliates if the Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of Proxy Materials which includes a proxy card and then complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to the attention of the Board, c/o [Chief Legal Officer], 1633 Broadway, New York, New York 10019.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present is the Proposal. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call 1-877-361-7967. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials and want future mailings to be combined with those of other members of your household, please contact AST in writing at American Stock Transfer & Trust Company, LLC, C/O Data Entry Department, 620 15th Avenue, Brooklyn, NY 11219-9877, or by telephone at 1-800-498-5413 (for Institutional Class and Class P), or contact your financial service firm.

YOUR VOTE IS IMPORTANT NO MATTER HOW

MANY SHARES YOU OWN. THE MATTERS WE

ARE SUBMITTING FOR YOUR CONSIDERATION

ARE SIGNIFICANT TO THE FUND AND TO YOU

AS A FUND SHAREHOLDER. PLEASE TAKE

THE TIME TO READ THE PROXY STATEMENT

AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 4, 2019

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Real Estate Debt Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoint Thomas J. Fuccillo, Scott Whisten and Angela Borreggine and each of them separately, with power of substitution and re-substitution, proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, on January 4, 2019, at [10:00 a.m.] (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON January 4, 2019. [The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlSpecialMeeting.pdf.]

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI REAL ESTATE DEBT FUND	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.	SIGNATURE (AND TITLE IF APPLICABLE) DATE

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN

1. An amendment to the Fund’s fundamental investment restriction with respect to industry concentration.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING